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                                                                    EXHIBIT 99.2

                           SECOND AMENDMENT AND WAIVER
                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of May 23, 2002, is made by and among SL Industries, Inc. and SL Delaware, Inc. (together, the "Borrower"); GE Capital CFE, Inc., both individually "GECC" and as Agent for the Banks (this and all other capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement described below); and the Banks party to the Credit Agreement described below.

                                   Background

         The Borrower, the Agent and the Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of December 13, 2001, as amended by that certain Omnibus Amendment Agreement dated as of February 26, 2002 (as so amended, the "Credit Agreement"). The aggregate principal amount of the Loans (as defined in the Credit Agreement) outstanding as of the date hereof is $26,160,171.24, and such amount is due and payable to the Banks in accordance with the terms of the Credit Agreement without defense, counterclaim or offset by the Borrower.

         The Borrower has requested that the Agent and the Banks amend the Credit Agreement to make certain adjustments to the scheduled reductions and repayments of the Commitment (as defined therein) and waive certain events of default. The Agent and the Banks are willing to provide for the amendment and waiver requested by the Borrower on the terms and conditions set forth below. Among other things, this Amendment modifies the mandatory Commitment reduction schedule and increases the amount of net losses of the Borrower permitted in certain fiscal quarters.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.       AMENDMENTS.  The Credit Agreement is amended as follows:

         (a) DEFERRAL OF REDUCTION. The reduction of the Commitment scheduled on March 1, 2002, pursuant to Subsection 2.12(c) of the Credit Agreement, is deferred until the effective date of this Amendment. On the effective date of this Amendment, the aggregate amount of the Commitment shall be reduced to $25,500,000 and the Borrower shall repay the Loans such that the aggregate amount of the outstanding Loans and any outstanding letters of credit referred to in Section 2.01 of the Credit Agreement shall not exceed $25,500,000.


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         (b)    SCHEDULE 2.12. Schedule 2.12 (Commitment Reduction Amounts) to
the Credit Agreement is amended and restated in its entirety to read as follows:

         "Period                                            Amount of Commitment
         -------                                            --------------------

         Second Amendment Effective Date                    $25,500,000
         through 12/30/02

         12/31/02                                           $0

The foregoing schedule is subject to further reduction pursuant to the mandatory commitment reduction provisions of the Credit Agreement."

         (c) SECTION 1.01. Section 1.01 (Certain Definitions) of the Credit Agreement is amended as follows:

                (i) The following new definitions are added in their correct alphabetical locations:

                "Second Amendment" shall mean the Second Amendment and Waiver to Second Amended and Restated Credit Agreement, dated as of May 23, 2002, by and among the Borrower, the Agent and the Banks.

                "Second Amendment Effective Date" shall mean the effective date of the Second Amendment.

                (ii) The defined term "Designated Subsidiary Equity" is amended by replacing "65%" with "100%".

         (d) SUBSECTION 2.01(c). Subsection 2.01(c) (Coordination with Letters of Credit) of the Credit Agreement is amended by deleting the word "trade" in clause (iii) thereof.

         (e) SUBSECTION 2.04(c). Subsection 2.04(c) (Amendment Fee) of the Credit Agreement is amended by adding the following new sentence at the end thereof: "In addition, an amendment fee of $130,000 shall be payable by the Borrower on the closing date of the Second Amendment and earned by the Banks as follows: $32,560 by GE Capital CFE, Inc., $48,720 by Fleet and $48,720 by PNC."

         (f) SECTION 2.12. Section 2.12 (Reduction of Commitment and Prepayment) of the Credit Agreement is amended by:

                (i) deleting paragraph (iv) of Subsection 2.12(a) (Foreign Tax Refund) and replacing it with "Intentionally Omitted"; and

                (ii) adding the following new paragraph (d) at the end thereof:

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                "(d)    If at any time the aggregate amount of the outstanding
         Loans (including Loans advanced pursuant to Section 2.01(e)) and any outstanding letters of credit referred to in Section 2.01 (Loans) exceeds the amount of the Commitment, the Borrower shall immediately, and without the necessity of demand, repay the Loans in such amount as may be necessary to eliminate such excess."

         (g) SECTION 5.01. Section 5.01 (Reporting Requirements) of the Credit Agreement is amended by:

                (i) amending and restating paragraph (c) in its entirety to read as follows:

                "(c)    MONTHLY REPORTS. As soon as practicable, and in any
         event within 30 days after the close of each month of each fiscal year of the Borrower, the Borrower shall furnish to the Banks: (i) an unaudited consolidated statement of income for the Borrower and its Subsidiaries for such month prepared by the Borrower, in reasonable detail; (ii) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such month prepared by the Borrower, in reasonable detail; (iii) a summary of the aging of the accounts receivable of the Borrower and its Subsidiaries for such month; (iv) a chart showing the number of days outstanding for the accounts payable of the Borrower and its Subsidiaries for such month; and (v) a report or letter as to progress of any assets sales and/or refinancing options.

                (ii) replacing the existing paragraph (g) (which currently reads "Intentionally Omitted") with the following paragraph (g):

                "(g)    By June 30, 2002, the Borrower shall deliver to the
         Banks: (i) a current valuation analysis prepared by the Borrower; (ii) an outline and explanation of the strategic plan for the sale of the Borrower and its Subsidiaries approved by the board of directors of the Borrower, prepared by Credit Suisse First Boston ("CSFB"); and (iii) the sale book relating to the sale of the Borrower and its Subsidiaries, prepared by CSFB."

         (h) SUBSECTION 6.01(a). Subsection 6.01(a) (Net Income Test) of the Credit Agreement is amended as follows:

                (i) For the quarter ending December 31, 2001, by replacing "Net Loss not exceeding $800,000" with "Net Loss not exceeding $1,310,000"; and

                (ii) For the quarter ending March 31, 2002, by replacing "Net Loss not exceeding $175,000" with "Net Loss not exceeding $400,000".

2. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 1 above and the waivers set forth in Section 4 below shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

         (a) the delivery of a mortgage, duly executed and in form for recording, in favor of the Banks on the Boonton, NJ property owned by RFL Electronics, Inc. (the "Boonton Property");

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         (b)    the execution and delivery by each of the pledgors under the
Pledge Agreement dated as of January 11, 2002 of an Amended and Restated Pledge Agreement providing for the pledge of 100% of the equity of each of Cedar Corporation, Condor Holdings, Inc. and SL Delaware, Inc., together with such certificates, assignment powers and other documentation as shall be desirable to perfect such pledge;

         (c) the execution and delivery by the Borrower, SL Delaware, Inc. and SL Delaware Holdings, Inc. (the "Pledgors") of a control agreement among the Agent, the Pledgors and Mellon Bank, N.A. ("Mellon"), in form and substance reasonably satisfactory to the Agent, with respect to all deposit accounts other than the imprest balance account referred to below;

         (d) the execution and delivery by the Borrower of an Imprest Balance Account Agreement Letter between the Borrower and Mellon, with respect to an imprest balance account to be maintained with Mellon, and the payment by the Borrower of $5,000 to Mellon to be deposited in such imprest balance account;

         (e) the delivery by the Borrower of updated financial projections for fiscal year 2002, an operating plan and a budget by division to the Banks and to Penn-Hudson Financial Group, Inc. ("Penn-Hudson");

         (f) the delivery by the Borrower of (i) unaudited consolidated statement of income for the Borrower and its Subsidiaries for the month ended March 31, 2002 prepared by the Borrower, in reasonable detail; (ii) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such month prepared by the Borrower, in reasonable detail; (iii) a summary of the aging of the accounts receivable of the Borrower and its Subsidiaries for such month; (iv) a chart showing the number of days outstanding for the accounts payable of the Borrower and its Subsidiaries for such month; and (v) a report or letter as to progress of any assets sales and/or refinancing options;

         (g) the execution and delivery of this Amendment by each of the Banks, the Agent and the Borrower;

         (h) the execution and delivery of the Consent and Acknowledgment attached to this Amendment by each of the Guarantors;

         (i) the payment of the amendment fee referred to in Section 1(e) above by the Borrower; and

         (j) the payment by the Borrower of the Agent's costs and fees then due and payable, including the fees and expenses of its counsel, Drinker Biddle & Reath LLP.

3. CONDITIONS SUBSEQUENT. Within the time period specified below for each item, the Borrower shall satisfy each of the following conditions subsequent. The failure to satisfy any such condition within the time period specified shall be an Event of Default under the Credit Agreement.

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         (a)    If requested by the Agent, the Borrower shall deliver to the
Agent title insurance for the Boonton Property, as soon as practicable after such request;

         (b) as soon as practicable after the delivery of the financial information described in Section 2(e) above, but in any event no later than three (3) weeks after the delivery of such information, the Borrower shall cause Penn-Hudson to meet with the Banks and discuss the same with the Banks. In connection therewith, the Borrower shall provide such information to Penn-Hudson as Penn-Hudson reasonably deems appropriate and authorize Penn-Hudson to candidly and fully discuss the same with the Banks;

         (c) within ten (10) days after the date of this Amendment, the Borrower shall deliver a legal opinion addressed to the Agent and each Bank, in form and substance reasonably satisfactory to the Agent; and

         (d) within thirty (30) days after the date of this Amendment or as soon as practicable thereafter, the Borrower shall deliver to the Agent a completed collateral perfection questionnaire which is complete and correct in all material respects.

4.       WAIVERS. As of the effective date of the amendments set forth in
Section 1 above, the Banks hereby waive any Event of Default under the Credit Agreement as of April 30, 2002, which would not have occurred had this Amendment been in place as of such date and further waive the imposition of the default rate of interest under Section 2.05(c) of the Credit Agreement which would have arisen out of such Event of Default through the date hereof. In addition, the Banks hereby waive the Event of Default arising out of the Borrower's failure to deliver the December 2001, January 2002 and February 2002 monthly financial statements when due under Section 5.01(c) of the Credit Agreement and further waive the imposition of the default rate of interest under Section 2.05(c) of the Credit Agreement which would have arisen out of such Event of Default through the date of this Amendment. These waivers are limited to their terms and do not imply a waiver of any other Potential Defaults or Events of Default which may have occurred or which may hereafter occur or any willingness to waive any similar or other defaults in the future (including, without limitation, any default with respect to the delivery of the financial statements as set forth in
Section 2(f) above).

5. RELEASE. As a material inducement to the Agent and the Banks to enter into this Amendment, the Borrower (a) does hereby remise, release, acquit, satisfy and forever discharge the Agent and the Banks and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, which the Borrower has by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Amendment with respect to any matters, transactions, occurrences, agreements, actions, or events arising out of, in connection with or relating to the Credit Agreement, any Guaranty or any Security Document; and (b) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Agent and the Banks, or any of their past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. The Borrower expressly acknowledges and agrees that the releases contained in this Amendment shall not be construed as an admission of wrongdoing, liability or culpability on the part of the Agent or any of the Banks or the existence of any claims of the Borrower against the Agent or any of the Banks.

6. REPRESENTATIONS. The Borrower represents and warrants to the Banks and the Agent that each of the representations in the Credit Agreement is true and correct in all material respects after giving effect to this Amendment and that no Event of Default or, to the Borrower's knowledge, Potential Default exists after giving effect to this Amendment.

7.       MISCELLANEOUS.

         (a) RATIFICATION. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

         (b) REFERENCES. From and after the date that this Amendment becomes effective, any reference in the Credit Agreement or any other related documents to the Credit Agreement shall be and mean a reference to such agreement as amended hereby and as the same may be further amended, modified or supplemented from time to time.

         (c) COUNTERPARTS; COPIES OF SIGNATURES. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. A photocopy or facsimile copy of a signature shall be the functional equivalent of a manually executed counterpart for all purposes.

         (d) GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first above written.


BORROWER:
                                        SL INDUSTRIES, INC.



                                        By:      /s/ David R. Nuzzo
                                            -------------------------------
                                        Name:  David R. Nuzzo
                                        Title: Vice President


                                        SL DELAWARE, INC.



                                        By:      /s/ David R. Nuzzo
                                            -------------------------------
                                        Name:  David R. Nuzzo
                                        Title: Vice President

BANKS:
                                 GE CAPITAL CFE, INC., as a Bank and as Agent



                                 By:
                                     -------------------------------
                                 Name:
                                 Title:

                                            FLEET NATIONAL BANK



                                            By:
                                                -------------------------------
                                            Name:  Stephen T. Hill
                                            Title: Vice President

                                           PNC BANK, NATIONAL ASSOCIATION



                                           By:
                                               -------------------------------
                                           Name:  Michael A. Valerio, Jr.
                                           Title: Vice President

                          CONSENT AND ACKNOWLEDGEMENT

         Reference is made to that certain Second Amended and Restated Credit Agreement dated as of December 13, 2001, as amended by that certain Omnibus Amendment Agreement dated as of February 26, 2002, among SL Industries, Inc. and SL Delaware, Inc. (together, the "Borrower"); GE Capital CFE, Inc. ("GECC"), Fleet National Bank, and PNC Bank, National Association; and GECC, as Agent (as so amended and as further amended pursuant to the foregoing Second Amendment and Waiver to Second Amended and Restated Credit Agreement (the "Amendment") and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"). Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

         Each Guarantor confirms the following for the benefit of the Banks and the Agent that:

         (a)     it is a Subsidiary of the Borrower and has signed the Guaranty;

         (b)     the Guaranty is in full force and effect;

         (c) the principal of and interest on the Loans and all other amounts owed from time to time to the Agent and the Banks under the Credit Agreement, as amended by the Amendment, are among the Guaranteed Obligations (as defined in the Guaranty) entitled to the benefits of the guarantees set forth in the Guaranty; and

         (d) without limiting the generality of the foregoing, (i) it is jointly and severally unconditionally guarantying and acting as surety for, and shall continue to jointly and severally unconditionally guarantee and act as surety for, the Guaranteed Obligations and (ii) the Agent's and the Banks' agreement to enter into the Amendment is based, in part, upon its guarantying and acting as surety for the repayment of the Guaranteed Obligations.

         As a material inducement to the Agent and the Banks to enter into the Amendment, each Guarantor (a) does hereby remise, release, acquit, satisfy and forever discharge the Agent and the Banks and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, which such Guarantor has by reason of any matter, cause or thing, from the beginning of the world to and including the date of the Amendment with respect to any matters, transactions, occurrences, agreements, actions, or events arising out of, in connection with or relating to the Credit Agreement, any Guaranty or any Security Document; and
(b) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Agent and the Banks, or any of their past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. Each Guarantor expressly acknowledges and agrees that these releases shall not be construed as an admission of wrongdoing, liability or culpability on the part of the Agent or any of the Banks or the existence of any claims of such Guarantor against the Agent or any of the Banks.


                                     SL DELAWARE HOLDINGS, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     SL DELAWARE, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Vice President


                                     CEDAR CORPORATION


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     CONDOR D.C. POWER SUPPLIES, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     CONDOR HOLDINGS, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: President

                                     SL AUBURN, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     SL MONTEVIDEO TECHNOLOGY, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     RFL ELECTRONICS, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     SL SURFACE TECHNOLOGIES, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     SLW HOLDINGS, INC.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary

                                     TEAL ELECTRONICS
                                     CORPORATION


                                     By:      /s/ David R. Nuzzo
                                         ------------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     WABER POWER LTD.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     CEDRO DE MEXICO S.A. DE C.V.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     CONDOR POWER SUPPLIES DE MEXICO
                                     S.A. DE C.V.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary


                                     INDUSTRIAS SL S.A. DE C.V.


                                     By:      /s/ David R. Nuzzo
                                         -----------------------------
                                     Name:  David R. Nuzzo
                                     Title: Secretary